UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2020

Asana, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39495	26-3912448
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1550 Bryant Street, Suite 200 San Francisco, CA		94103
(Address of Principal Executive Offices)		(Zip Code)

(415) 525-3888

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.00001 par value	ASAN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws.

Amendment and Restatement of Certificate of Incorporation

On September 21, 2020, Asana, Inc. (the “Company”) filed a restated certificate of incorporation (the “Restated Certificate”) with the Secretary of State of the State of Delaware following the effectiveness of the Company’s Registration Statement on Form S-1, as amended (File No. 333-248303) (the “Registration Statement”), filed with the U.S. Securities and Exchange Commission (the “Commission”). The Company’s board of directors and stockholders previously approved the Restated Certificate to become effective immediately after the effectiveness of the Registration Statement. A description of certain provisions of the Restated Certificate is set forth in the section titled “Description of Capital Stock” in the final prospectus to be filed with the Commission on September 30, 2020, pursuant to Rule 424(b) under the Securities Act of 1933, as amended, relating to the Registration Statement (the “Prospectus”).

Amendment and Restatement of Bylaws

Effective as of September 21, 2020, the Company adopted restated bylaws (the “Restated Bylaws”) following the effectiveness of the Registration Statement. The Company’s board of directors and stockholders previously approved the Restated Bylaws to become effective immediately after the effectiveness of the Registration Statement. A description of certain provisions of the Restated Bylaws is set forth in the section titled “Description of Capital Stock” in the Prospectus.

The foregoing descriptions of the Restated Certificate and Restated Bylaws are qualified in their entirety by reference to the full text of the Restated Certificate and the Restated Bylaws, which are filed as Exhibits 3.1 and 3.2 hereto and are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
3.1	Restated Certificate of Incorporation of Asana, Inc.

3.2	Restated Bylaws of Asana, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASANA, INC.

Dated: September 21, 2020	By:	/s/ Dustin Moskovitz
Dustin Moskovitz
President, Chief Executive Officer, and Chair